EXHIBIT 24

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of TBS International plc, an Irish corporation (the “Company”), does hereby constitute and appoint Joseph E. Royce and Ferdinand V. Lepere, and each of them severally, as the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration of securities (the “Securities”) of the Company and/or its predecessor, TBS International Ltd., a Bermuda company, on the Registration Statements on Form S-8 (Registration No. 333-137517 and 333-137518) and the Registration Statement on Form S-3 (Registration No. 333-161839), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of any and all of the undersigned, the applicable Registration Statement on Form S-8 or Form S-3 to which this Power of Attorney is filed as an exhibit, any subsequent Registration Statement the Company may hereafter file pursuant to Rule 462(b) of the Securities Act or another appropriate form in respect of the registration of the Securities, and any and all amendments to any of them, including post-effective amendments, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents deem advisable in order to qualify or register the Securities under the securities laws of the several States or other jurisdictions; and the undersigned do hereby ratify all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, shall lawfully do or cause to be done by virtue thereof.

This Power of Attorney shall not revoke in whole or in part any prior Power of Attorney executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent Power of Attorney that the undersigned may execute, unless such subsequent Power of Attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute the same instrument.

NOTICE AS TO NEW YORK POWERS OF ATTORNEY

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 15th day of January, 2010.

/s/ Joseph E. Royce
Joseph E. Royce

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .Westchester	)

On the 15th day of January in the year 2010 before me, the undersigned, personally appeared Joseph E. Royce, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tara DeMakes
Notary Public

Tara DeMakes
Notary Public, State of New York
No. 01DE6032412
Qualified in Westchester County
Commission Expires November 1, 2013

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 15th day of January, 2010.

/s/ Ferdinand V. Lepere
Ferdinand V. Lepere

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .Westchester	)

On the 15th day of January in the year 2010 before me, the undersigned, personally appeared Ferdinand V. Lepere, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tara DeMakes
Notary Public

Tara DeMakes
Notary Public, State of New York
No. 01DE6032412
Qualified in Westchester County
Commission Expires November 1, 2013

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 15th day of January, 2010.

/s/ Frank J. Pittella
Frank J. Pittella

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .Westchester	)

On the 15th day of  January in the year 2010 before me, the undersigned, personally appeared Frank J. Pittella, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tara DeMakes
Notary Public

Tara DeMakes
Notary Public, State of New York
No. 01DE6032412
Qualified in Westchester County
Commission Expires November 1, 2013

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 15th day of January, 2010.

/s/ Gregg L. McNelis
Gregg L. McNelis

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .Westchester	)

On the 15th day of January in the year 2010 before me, the undersigned, personally appeared Gregg L. McNelis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tara DeMakes
Notary Public

Tara DeMakes
Notary Public, State of New York
No. 01DE6032412
Qualified in Westchester County
Commission Expires November 1, 2013

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 18th day of January, 2010.

/s/ James W. Bayley
James W. Bayley

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
England and Wales	)
	)	ss.:
City of London	)

On the 18th day of January in the year 2010 before me, the undersigned, personally appeared James W. Bayley, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Edward Gardiner
Notary Public

Edward Gardiner
Notary Public, London, England
My Commission Expires with Life

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 15th day of January, 2010.

/s/ John P. Cahill
John P. Cahill

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .New York	)

On the 15th day of January in the year 2010 before me, the undersigned, personally appeared John P. Cahill, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy Fasano
Notary Public

Nancy Fasano
Notary Public, State of New York
No. FA4522159
Qualified in Orange County
Certificate Filed in New York County
Commission Expires May 31, 2010

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 15th day of January, 2010.

/s/ Randee E. Day
Randee E. Day

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .Westchester	)

On the 15th day of  January in the year 2010 before me, the undersigned, personally appeared Randee E. Day, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tara DeMakes
Notary Public

Tara DeMakes
Notary Public, State of New York
No. 01DE6032412
Qualified in Westchester County
Commission Expires November 1, 2013

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 15th day of January, 2010.

/s/ William P. Harrington
William P. Harrington

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .Westchester	)

On the 15th day of January in the year 2010 before me, the undersigned, personally appeared William P. Harrington, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Stephanie Mondello
Notary Public

Stephanie Mondello
Notary Public, State of New York
No. 01MO4946377
Qualified in Putnam County
Certificate Filed in Westchester County
Commission Expires February 6, 2011

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 15th day of January, 2010.

/s/ Peter S. Shaerf
Peter S. Shaerf

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .Westchester	)

On the 15th day of  January in the year 2010 before me, the undersigned, personally appeared Peter S. Shaerf, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tara DeMakes
Notary Public

Tara DeMakes
Notary Public, State of New York
No. 01DE6032412
Qualified in Westchester County
Commission Expires November 1, 2013

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 15th day of January, 2010.

/s/ Alexander Smigelski Jr.
Alexander Smigelski

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .Westchester	)

On the 15th day of January in the year 2010 before me, the undersigned, personally appeared Alexander Smigelski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tara DeMakes
Notary Public

Tara DeMakes
Notary Public, State of New York
No. 01DE6032412
Qualified in Westchester County
Commission Expires November 1, 2013

NOTICE AS TO NEW YORK POWERS OF ATTORNEY

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2)	avoid conflicts that would impair your ability to act in the principal's best interest;

(3)	keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as “agent” in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney.  If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

IN WITNESS WHEREOF, I, the undersigned, have read the foregoing Power of Attorney, am a person identified therein as agent for the principals named therein, accept the authority granted by this Power of Attorney and acknowledge my legal responsibilities as of this 15th day of January, 2010.

/s/ Joseph E. Royce
Joseph E. Royce

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .Westchester	)

On the 15th day of January in the year 2010 before me, the undersigned, personally appeared Joseph E. Royce, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tara DeMakes
Notary Public

Tara DeMakes
Notary Public, State of New York
No. 01DE6032412
Qualified in Westchester County
Commission Expires November 1, 2013

IN WITNESS WHEREOF, I, the undersigned, have read the foregoing Power of Attorney, am a person identified therein as agent for the principals named therein, accept the authority granted by this Power of Attorney and acknowledge my legal responsibilities as of this 15th day of January, 2010.

/s/ Ferdinand V. Lepere
Ferdinand V. Lepere

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL
State of New York	)
	)	ss.:
County of . . . . . . .Westchester	)

On the 15th day of January in the year 2010 before me, the undersigned, personally appeared Ferdinand V. Lepere, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tara DeMakes
Notary Public

Tara DeMakes
Notary Public, State of New York
No. 01DE6032412
Qualified in Westchester County
Commission Expires November 1, 2013